Rule 497(d)


                                  The FT Series

                          Supplement to the Prospectus

     Notwithstanding anything to the contrary in the Prospectus, Prudential Investment Management Services LLC ("PIMS") will receive a concession on units of unit investment trusts sponsored by First Trust Portfolios L.P. which are purchased using termination, redemption or exchange proceeds from trusts formerly sponsored by PIMS equal to $2 per $1,000 invested.

February 26, 2004